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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2004

                          BUTLER MANUFACTURING COMPANY
             (Exact name of registrant as specified in its charter)

            DELAWARE                    001-12335                 44-0188420
(State or other jurisdiction of        (Commission              (IRS Employer
 incorporation or organization)        File Number)          Identification No.)


                              1540 Genessee Street
                                 P.O. BOX 419917
                           Kansas City, Missouri 64102
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (816) 968-3000

================================================================================

ITEM 5. OTHER EVENTS.

On April 21, 2004, Butler Manufacturing Company, a Delaware corporation ("Butler"), received from plaintiff's counsel a copy of a complaint in the matter of Bazemore v. Butler Manufacturing Company, et. al., 2004 C.A. No. 390-N (Del. Ch. 2004). Butler believes that this matter is without merit and will not impede or interfere with its merger with BlueScope Steel Limited. Butler intends to vigorously oppose the matter. A copy of the complaint is attached hereto as
Exhibit 99.1.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

         99.1 Complaint in the matter of Bazemore v. Butler Manufacturing Company, et. al., 2004 C.A. No. 390-N (Del. Ch. 2004).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 21, 2004               BUTLER MANUFACTURING COMPANY


                                             /s/ John W. Huey
                                    --------------------------------------------
                                    By:      John W. Huey
                                    Its:     Vice President




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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER           DESCRIPTION

   99.1           Complaint in the matter of Bazemore v. Butler Manufacturing
                  Company, et. al., 2004 C.A. No. 390-N (Del. Ch. 2004).